JANUARY 27, 1999

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

I am very pleased to report that the M.S.B. Fund produced a total return of 31.45% for the year ended December 31, 1998. This performance helped to raise our three-year average annual return to 27.09%. The five- and ten-year average annual returns for the periods ending December 31, 1998 were 20.32% and 16.66%, respectively. If a shareholder had invested $10,000 in the Fund at inception in 1964 and reinvested all capital gains and dividends in the Fund, the shareholder's investment would have grown to $549,813 on December 31, 1998.

What a difference a decade makes. Here we are on the eve of the 21(st) Century and most Americans are enjoying the "best of times." Our economy is the world's strongest and most competitive. United States workers are the most productive, and U.S. businesses are the planet's most profitable. We create the most jobs, and we invest more in technology than anyone else. We are also the largest importer and exporter the world has ever seen.

Things were not always this positive. Ten years ago, for example, some pundits were forecasting that the United States was about to lose its crown as the world's premier economy to Japan. They believed the Japanese economic model was more competitive, more efficient and more durable than ours was. Today, ironically, Japan is mired in an eight-year deflation. Its unemployment rate is higher than ours, and the Nikkei Stock Index has tumbled over 50% from its 1989 peak.

Much credit for our nation's economic success goes to those savvy business leaders who heeded the warning to "innovate, automate, emigrate or evaporate." Because of our strong economic performance, our economic strategies have been widely emulated around the world. Currently, over 90% of world gross domestic product is generated by nations employing one form of capitalism or another.

The key to our continuing economic expansion is keeping inflation subdued. The well-oiled U.S. economic machine produces its best results when prices remain stable. Fortunately, we have been living in one of the best low inflation periods in our economic history. It is hard to believe that the United States has incurred only seven months of recession since the last quarter of 1982. What is even more astonishing is that inflation as measured by the Consumer Price Index (CPI) has declined from over 8% back in 1982 to last year's 1.6%.

How long this disinflation will last is uncertain. The two main culprits, however, that have caused inflation in the past, high interest rates and high energy costs, are in check. More importantly, a major force permeating the economic landscape is technology-induced productivity. Technological innovations, declining computer costs and more and more workers acquiring technology skill-sets have all contributed to corporate growth and low inflation. Technology, which currently accounts for about 25% of business investment spending, is our nation's most profitable industry and has generated the most net new jobs.

Recent polls taken earlier this month by Opinion Research Corporation conclude that Americans are confident about the future. Eighty-three percent of the folks polled predict that 1999 will be better for them than 1998. Eighty-two percent believe 1999 will be a better year for the United States than 1998. Longer-term, eighty-six percent are positive about their own future. In addition, over seventy percent maintain the economy is growing, and just ten percent conclude it is faltering.

More and more workers and investors are convinced that the U.S.A. is at the top of its economic game, and continue to demonstrate their confidence by investing in equity securities. Of the $5.5 trillion invested in all mutual funds, $2.6 trillion resides in stock mutual funds. Over 70 million Americans own stock outright or through equity mutual funds, and another 100 plus million indirectly own stock through non-contributory pension plans and the like.

The M.S.B. Fund seeks to capitalize on our country's economic superiority and growing share of world economic output by maintaining an investment philosophy of seeking to create shareholder value over time and an investment discipline of investing only in companies with strong balance sheets that are believed to have the capability of generating rising earnings and cash-flow.

Sincerely,

Joseph R. Ficalora
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT
     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Growth & Income Funds Average, which includes for the one, three, five and ten years ended December 31, 1998, 768, 471, 310, and 148 mutual funds, respectively, and is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                            AVERAGE ANNUAL TOTAL RETURN
                       -------------------------------------
                             PERIODS ENDING 12/31/98*
                       -------------------------------------
                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
M.S.B. Fund, Inc.....  31.45%    27.09%    20.32%    16.66%
Lipper Growth &
  Income Funds
  Average............  15.59%    21.43%    18.53%    15.76%
Standard & Poor's 500
  Composite Stock
  Price Index........  28.58%    28.23%    24.06%    19.21%
Dow Jones Industrial
  Average............  18.13%    23.83%    22.25%    18.76%

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Data for the Lipper Growth & Income Funds Average, the S&P 500 and DJIA are from Lipper Analytical Services Corporation. The S&P 500 and DJIA do not include a reduction in total return for expenses.

     The following graph shows that an investment of $10,000 in the Fund on December 31, 1988 would have been worth $46,708 on December 31, 1998, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $57,862.

                               M.S.B. FUND, INC.
                            CUMULATIVE TOTAL RETURN
                                  [LINE GRAPH]

                                                                            MSB                                S&P
                                                                            ---                                ---
'1988                                                                     10000.00                           10000.00
'1989                                                                     12806.00                           13160.00
'1990                                                                     11861.00                           12752.00
'1991                                                                     13873.00                           16629.00
'1992                                                                     15352.00                           17892.00
'1993                                                                     18520.00                           19700.00
'1994                                                                     18209.00                           19956.00
'1995                                                                     22755.00                           27445.00
'1996                                                                     27571.00                           33744.00
'1997                                                                     35532.00                           45001.00
'1998                                                                     46708.00                           57862.00

                               M.S.B. FUND, INC.

                            TOTAL RETURN COMPARISON

                                  [BAR GRAPH]

                         YEAR         MSB           S&P

                         1989         28.06%        31.60%
                         1990         -7.38%        -3.10%
                         1991         16.97%        30.40%
                         1992         10.66%         7.60%
                         1993         20.64%        10.10%
                         1994         -1.68%         1.30%
                         1995         24.97%        37.53%
                         1996         21.16%        22.95%
                         1997         28.88%        33.36%
                         1998         31.45%        28.58%

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M.S.B. Fund's net asset value per share on December 31, 1998 was $21.49 versus $17.73 on December 31, 1997. Shareholders received per share distributions from dividend income of $0.0070, short-term capital gains of $0.2061 and long-term capital gains of $1.5890 during the year. The Fund's total return of 31.45% for the one-year period ending December 31, 1998 marks the fourth consecutive year of total returns greater than 20%. This compares favorably to the one-year total returns of 15.59% for the Lipper Growth & Income Funds Average and 11.19% for the Lipper All Equity Funds Average for the year ending December 31, 1998. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 7-year period beginning December 31, 1991 and ending December 31, 1998, coinciding with the tenure of the current portfolio management team, the M.S.B. Fund has provided a cumulative total return of 236.68%. This compares favorably to the 7-year cumulative return of 178.33% for the Lipper Growth & Income Funds Average and 136.89% for the Lipper All Equity Funds Average. The Fund's average annual total return for the 7-year period ending December 31, 1998 was 18.94% versus 15.75% for the Lipper Growth & Income Funds Average and 13.11% for the Lipper All Equity Funds Average.

The M.S.B. Fund's strong performance relative to its direct comparison, the Lipper Growth & Income Funds Average, was due in large part to solid returns provided by the large capitalization stocks that the Fund emphasizes. As the stock market declined during the summer and into the fall, investors gravitated to the large capitalization issues that would likely experience fewer disruptions from the adverse economic conditions outside the United States. Due to the fact that the investment philosophy adhered to by the Fund's portfolio management team favors large capitalization companies with predictable cash flows, the Fund benefited from the significant portion of its assets deployed in this market sector.

The past four years have certainly been a wonderful time to be invested in the equity markets. As mentioned here over the past few years, equity prices have benefited from steady economic growth coupled with a favorable interest rate environment and the absence of inflationary pressures. During this past year, we have experienced some of the highest economic growth, lowest inflation and lowest interest rates in the last five years. However, corporate profit growth has slowed over the course of the year and the declining interest rate environment may have run its course. As a result, it may be difficult for stock prices to continue to produce returns of the magnitude we have experienced over these past four years.

Volatility was certainly a significant factor during the last year. After a strong start in the first half of the year, the stock market sharply reversed course during the summer giving up nearly all of its gains, only to rebound forcefully during the last three months of the year to close at record levels. As the new year begins, we are faced with two additional issues likely to affect the financial markets in the near future, namely the impeachment of our President and economic unrest in Latin America. It would not be surprising if the recent increase in volatility were to continue for some time.

In light of this recent activity, we continue to remain true to our investment discipline. We focus on individual businesses, studying how they manage their capital to produce the most profitable returns that are consistent and sustainable over time. As in prior years, the M.S.B. Fund's investment management team maintained its strategy of accumulating shares in high quality companies with stable cash flow and earnings growth, minimal capital expenditure requirements, strong balance sheets and solid management at reasonable prices. As our discipline would suggest, we are often able to identify more attractive opportunities for investment during market declines, such as the one we experienced this past summer and are likely to experience at various times in the future.

During 1998, our focus continued to be on large capitalization issues with the additions of American Express, Berkshire Hathaway, Campbell Soup, Electronic Data Systems, Gillette, M&T Bank and Merck. We also eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included Anheuser-Busch, Clayton Homes, Dover, Genuine Parts, Hubbell, Illinois Central, Nordson, Vlassic Foods (a spin-off of Campbell Soup), Wells Fargo and Wendy's International.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK-96.55%:

 SHARES                                            VALUE
---------                                       -----------
                                                 (NOTE 1)
            ADVERTISING-3.39%
            Interpublic Group of Cos.,
   28,000     Inc. ...........................  $ 2,233,000
            BANKS-3.16%
    4,000   M & T Bank Corporation............    2,075,750
            BEVERAGES--SOFT DRINKS-2.80%
   27,500   Coca-Cola Company.................    1,839,062
            CHEMICALS--SPECIALTY-3.02%
            International Flavors & Fragrances
   45,000     Inc.............................    1,988,437
            COMPUTER SOFTWARE &
              SERVICES-10.54%
            Automatic Data Processing,
   25,000     Inc. ...........................    2,004,688
   43,000   Electronic Data Systems Corp. ....    2,160,750
   20,000+  Microsoft Corp....................    2,773,750
                                                -----------
                                                  6,939,188
            COMPUTER SYSTEMS-2.80%
   27,000   Hewlett-Packard Co. ..............    1,844,438
            DISTRIBUTOR--CONSUMER
              PRODUCTS-2.92%
   70,000   Sysco Corp. ......................    1,920,625
            ELECTRICAL EQUIPMENT-2.85%
   30,000   Emerson Electric Co. .............    1,876,875
            ELECTRONICS &
              SEMICONDUCTORS-3.60%
   20,000   Intel Corp. ......................    2,371,250
            ENTERTAINMENT-2.74%
   60,000   Walt Disney Co. ..................    1,800,000


 SHARES                                            VALUE
---------                                       -----------
                                                 (NOTE 1)
            FINANCIAL SERVICES-9.68%
   20,000   American Express Company..........  $ 2,045,000
   28,000   Fannie Mae........................    2,072,000
   35,000   Freddie Mac.......................    2,255,312
                                                -----------
                                                  6,372,312
            FOODS-2.80%
   33,500   Campbell Soup Co. ................    1,842,500
            FOOTWEAR-1.85%
   30,000   Nike, Inc. .......................    1,216,875
            HEALTH CARE--DIVERSIFIED-2.99%
   23,500   Johnson & Johnson.................    1,971,062
            HEALTH CARE--
              PHARMACEUTICALS-5.97%
   41,000   Abbott Laboratories...............    2,009,000
   13,000   Merck & Co., Inc. ................    1,919,938
                                                -----------
                                                  3,928,938
            HOUSEHOLD PRODUCTS-2.84%
   16,000   Clorox Co. .......................    1,869,000
            INSURANCE-3.72%
       35+  Berkshire Hathaway, Inc. .........    2,450,000
            OFFICE EQUIPMENT AND
              SUPPLIES-3.01%
   30,000   Pitney Bowes, Inc. ...............    1,981,875
            PERSONAL CARE-3.08%
   42,000   Gillette Co. .....................    2,029,125
            PUBLISHING--NEWSPAPERS-3.02%
   30,000   Gannett Company, Inc. ............    1,985,625
            RESTAURANTS-3.14%
   27,000   McDonald's Corp. .................    2,068,875

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          COMMON STOCK (CONTINUED):
 SHARES                                            VALUE
---------                                       -----------
                                                 (NOTE 1)
            RETAIL--DRUG CHAINS-2.67%
   30,000   Walgreen Company..................  $ 1,756,875
            RETAIL--FOOD CHAINS-3.39%
   35,000   Albertson's, Inc. ................    2,229,063
            RETAIL--GENERAL
              MERCHANDISE-3.22%
   26,000   Wal-Mart Stores, Inc. ............    2,117,375
            RETAIL--SPECIALTY STORES-4.10%
   48,000   Gap, Inc. ........................    2,700,000
            TOBACCO-3.25%
   40,000   Philip Morris Companies, Inc. ....    2,140,000
                                                -----------
            Total Common Stock
              (Cost $36,665,270)..............  $63,548,125

        COMMERCIAL PAPER-3.40%:
PRINCIPAL
  AMOUNT                                             VALUE
----------                                        -----------
                                                   (NOTE 1)
$1,000,000   Ford Motor Credit Corp.,
               4.25%, due 01/04/99.....
                                                  $ 1,000,000
 1,240,000   American Express Credit
               Corp.
               5.00%, due 01/05/99.....
                                                    1,240,000
                                                  -----------
             Total Commercial Paper
               (Cost $2,240,000).......             2,240,000
                                                  -----------
             Total Investments
               (Cost $38,905,270*).....   99.95%   65,788,125
             Other assets in excess of
               liabilities.............    0.05%       35,449
                                         ------   -----------
             Net Assets................  100.00%  $65,823,574
                                         ======   ===========

* Aggregate cost for Federal income tax purposes is identical. At December 31, 1998, the net unrealized appreciation for tax purposes for all securities of $26,882,855 consists of gross unrealized appreciation of $27,345,897 and gross unrealized depreciation of $463,042.

+ Non-income producing security.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              DECEMBER 31,
                                                                  1998
                                                              ------------
ASSETS:
Investment in securities, at value (Cost $38,905,270).......  $65,788,125
Cash........................................................          986
Receivable for fund shares sold.............................       37,595
Dividends and interest receivable...........................       68,758
Prepaid expenses............................................       42,799
                                                              -----------
  Total assets..............................................   65,938,263
LIABILITIES:
Accrued expenses payable....................................       89,874
Dividend payable............................................       20,265
Payable for fund shares redeemed............................        4,550
                                                              -----------
  Total liabilities.........................................      114,689
                                                              -----------
NET ASSETS, applicable to 3,063,416 shares of Class A $.001
  par value stock, 5,000,000 shares authorized..............  $65,823,574
                                                              ===========
NET ASSETS:
Par value of capital shares.................................  $     3,063
Additional paid in capital..................................   38,937,656
Net unrealized appreciation on investments..................   26,882,855
                                                              -----------
NET ASSETS..................................................  $65,823,574
                                                              ===========
NET ASSET VALUE, offering and redemption price per share
  ($65,823,574 / 3,063,416 shares)..........................  $     21.49
                                                              ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     YEAR ENDED
                                                                  DECEMBER 31, 1998
                                                              -------------------------
INVESTMENT INCOME:
  Dividends.................................................  $643,966
  Interest..................................................   107,055      $   751,021
                                                              --------
EXPENSES:
  Investment advisory fee...................................   418,487
  Administration fees.......................................    80,400
  Directors' fees and expenses..............................    56,907
  Transfer agent............................................    49,800
  Legal.....................................................    43,680
  Printing..................................................    34,734
  Insurance.................................................    25,496
  Audit.....................................................    23,000
  Custody...................................................    18,280
  Registration..............................................    12,718
  Miscellaneous.............................................     9,563          773,065
                                                              --------
  Fee waivers...............................................                    (35,697)
                                                                            -----------
  Net expenses..............................................                    737,368
                                                                            -----------
     Net investment income..................................                     13,653
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain...........................................                  5,141,955
Net change in unrealized appreciation.......................                 10,527,553
                                                                            -----------
Net realized and unrealized gain............................                 15,669,508
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $15,683,161
                                                                            ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                 1998             1997
                                                                 ----             ----
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    13,653      $   187,962
  Net realized gain on investments..........................    5,141,955        2,574,612
  Net change in unrealized appreciation on investments......   10,527,553        8,335,101
                                                              -----------      -----------
Net increase in net assets resulting from operations........   15,683,161       11,097,675
Distributions to shareholders:
  From net investment income................................      (13,653)        (187,962)
  In excess of net investment income........................       (5,934)          (5,787)
  From net realized gain on investments.....................   (5,142,223)      (2,574,403)
                                                              -----------      -----------
Total distributions to shareholders.........................   (5,161,810)      (2,768,152)
Net increase from capital share transactions (See Note 4)...    6,034,747        3,580,058
                                                              -----------      -----------
Total increase in net assets................................   16,556,098       11,909,581
NET ASSETS:
  Beginning of year.........................................   49,267,476       37,357,895
                                                              -----------      -----------
  End of year...............................................  $65,823,574      $49,267,476
                                                              ===========      ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                                              YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------
                                                  1998       1997       1996       1995      1994
                                                  ----       ----       ----       ----      ----
NET ASSET VALUE, beginning of year.............   $17.73     $14.60     $13.63     $13.39    $16.79
INCOME FROM OPERATIONS:
  Net investment income........................     0.01       0.07       0.11       0.08      0.16
  Net realized and unrealized gain (loss) on
     investments...............................     5.55       4.10       2.76       3.17     (0.44)
                                                 -------    -------    -------    -------   -------
     Total from investment operations..........     5.56       4.17       2.87       3.25     (0.28)
DISTRIBUTIONS:
  From net investment income...................    (0.01)     (0.07)     (0.14)     (0.08)    (0.18)
  From net realized gains on investments.......    (1.79)     (0.97)     (1.76)     (2.93)    (2.94)
                                                 -------    -------    -------    -------   -------
     Total distributions.......................    (1.80)     (1.04)     (1.90)     (3.01)    (3.12)
                                                 -------    -------    -------    -------   -------
NET ASSET VALUE, end of year...................   $21.49     $17.73     $14.60     $13.63    $13.39
                                                 =======    =======    =======    =======   =======
Total return...................................   31.45%     28.88%     21.16%     24.97%    (1.70%)
Ratio of expenses to average net assets(1).....    1.32%      1.41%      1.41%      1.69%     1.28%
Ratio of net investment income to average net
  assets.......................................    0.02%      0.43%      0.71%      0.57%     0.97%
Portfolio turnover rate........................      32%        23%        45%        68%       62%
Average commission rate per share(2)...........  $0.0448    $0.0475    $0.0443         --        --
NET ASSETS, end of year (000's)................  $65,824    $49,267    $37,358    $32,509   $35,022

--------------------------------------------------------------------------------

(1) Without fee waivers for the years ended December 31, 1998, 1997, 1996, 1995, and 1994, the ratios of expenses to average net assets would have been 1.39%, 1.55%, 1.61%, 1.86%, and 1.39%, respectively.

(2) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the year for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The current investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary. The Board of Directors has approved a change in the investment objective of the Fund effective May 1, 1999. As of May 1, 1999, the investment objective of the Fund is to achieve long-term growth of capital for its shareholders.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

D--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation resulted in the Investment Adviser waiving approximately 3% of its fee for the year ended December 31, 1998. The waiver amounted to $11,097.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is a wholly-owned subsidiary of SISI, which is controlled by Rodger D. Shay, a Vice President of the Fund. The Distributor receives no compensation for its distribution services.

PFPC Inc. ("PFPC") is the Fund's administrator and transfer agent and PNC Bank, NA ("PNC") is the Fund's custodian. As of December 31, 1998, PFPC Trust Co. will be the Fund's custodian. PFPC, PNC and PFPC Trust Co. are all affiliates of PNC Bank Corp.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

As compensation for its administrative services, the Fund pays PFPC a minimum monthly fee of $6,700 (exclusive of out-of-pocket expenses). PFPC waived approximately 25% of its administrative fee for the year ended December 31, 1998. The waiver amounted to $20,100.

As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses). PFPC waived approximately 9% of its transfer agent fee for the year ended December 31, 1998. The waiver amounted to $4,500.

As compensation for its custodial services, the Fund pays the custodian a minimum monthly fee of $500 (exclusive of out-of-pocket expenses).

NOTE 3--CAPITAL STOCK

At December 31, 1998, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1998 and 1997, respectively, were as follows:

                                                                SHARES           AMOUNT
                                                                 (000)           ($000)
                                                              -----------   -----------------
                                                              1998   1997    1998      1997
                                                              ----   ----    ----      ----
Shares sold.................................................   280    233   $ 5,638   $ 3,785
Shares issued in reinvestment of dividends..................   195    132     4,169     2,253
                                                              ----   ----   -------   -------
                                                               475    365     9,807     6,038
Shares redeemed.............................................  (191)  (145)   (3,772)   (2,458)
                                                              ----   ----   -------   -------
Net increase................................................   284    220   $ 6,035   $ 3,580
                                                              ====   ====   =======   =======

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 1998, were $17,076,642 and $17,629,791, respectively.

NOTE 5--SHAREHOLDER VOTING RESULTS (UNAUDITED)

The Annual Meeting of Stockholders of the M.S.B. Fund, Inc. was held on April 23, 1998, at which the stockholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of three directors to serve a term of office of three years each.

                                                              EXPIRATION
                                                               OF TERM        FOR
                                                              ----------      ---
Malcolm J. Delaney..........................................     2001      1,622,224
David Freer, Jr.............................................     2001      1,635,638
William A. McKenna, Jr......................................     2001      1,635,301

In addition, Messrs. Timothy A. Dempsey, Harry P. Doherty, Joseph R. Ficalora, Michael J. Gagliardi, David F. Holland, Norman W. Sinclair, and Ian D. Smith continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of KPMG LLP as Independent Auditors of the Fund for the fiscal year ending December 31,1998. The results of voting for the proposal were 1,637,655 for, 12,238 against, and 4,209 abstaining.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
M.S.B. Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of M.S.B. Fund, Inc. as of December 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that out audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of M.S.B Fund, Inc. as of December 31, 1998 and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 5, 1999

                                     M.S.B.
                                   FUND, INC.

OFFICERS

Joseph R. Ficalora
President

Michael J. Gagliardi
First Vice President

Norman W. Sinclair
Second Vice President

Rodger D. Shay
Vice President and Assistant
  Secretary

Edward E. Sammons, Jr.
Vice President and Secretary

John J. McCabe
Vice President

Mark F. Trautman
Vice President

Jay F. Nusblatt
Treasurer

BOARD OF DIRECTORS

Malcolm J. Delaney

Timothy A. Dempsey

Harry P. Doherty

Joseph R. Ficalora

David Freer, Jr.

Michael J. Gagliardi

David F. Holland

William A. McKenna, Jr.

Norman W. Sinclair

Ian D. Smith

                                     M.S.B.
                                   FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Co.
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT AUDITORS
KPMG LLP
1600 Market Street
Philadelphia, Pennsylvania 19103

M.S.B
FUND, INC.

ANNUAL REPORT
-------------
DECEMBER 31, 1998